FORM 8-K


                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


           Date of Report:  January 24, 2001 (January 17, 2001)
                     (Date of earliest event reported)


                            ISPAT INLAND, INC.
          (Exact name of registrant as specified in its charter)


Delaware                  1-2438              36-1267880
(State or other           (Commission         (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)


             3210 Watling Street, East Chicago, Indiana  46312
                 (Address of principal executive offices)


Registrant's telephone number, including area code:  219/399-1200


Former name or former address, if changed since last report:  N/A

Item 5. Other Events

On January 17, 2001, ISPAT Inland, Inc. issued a press release concerning the resolution of certain legal proceedings. A copy of the press release is included as an exhibit to this report.


Item 7.  Financial Statements and Exhibits

          Financial Statements

               None

          Exhibits


EXHIBIT NO. DESCRIPTION

     99   Press Release dated January 17, 2001

                                  SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ISPAT INLAND, INC.

Dated:  January 24, 2001

                         By:  /s/ MICHAEL S. RIPPEY
                              Name:  Michael S. Rippey
                              Title: Vice President - Finance
                                     and Chief Financial Officer

                                EXHIBIT INDEX

EXHIBIT NUMBER                DESCRIPTION OF EXHIBIT

      99                              Press Release dated January 17, 2001

                                                                EXHIBIT 99
                                 NEWS RELEASE


For immediate release: Jan. 17, 2001

               ISPAT INLAND ANNOUNCES SETTLEMENT OF LEGAL CLAIM

                        arising under prior ownership



   EAST CHICAGO, Ind. - Ispat Inland Inc. has reached agreement on the resolution of a federal lawsuit and investigation relating to the sale of steel by Ispat Inland under its prior ownership by Inland Steel Industries,

Inc.

   Ispat Inland, a U.S. subsidiary of Ispat International N.V. (NYSE: IST US;

AEX, IST NA), is one of several defendants in a civil lawsuit filed by a private individual on behalf of the U.S. government, alleging violations of the False Claims Act.  The lawsuit and the ensuing investigation by the office of the U.S. attorney for the Middle District of Louisiana relate to the sale of polymer-coated steel to a culvert fabricator for use in federal and state highway construction projects in the state of Louisiana.  Since being notified of the lawsuit and investigation, Ispat Inland and Ispat International have provided their complete cooperation with state and federal investigators.

   To resolve this matter, Ispat Inland has agreed to pay $15 million, which is half of the total settlement among the United States, the state of

Louisiana and defendants in the civil lawsuit.  The settlement has been approved by the U.S. District Court in Baton Rouge, Louisiana.

   All of the allegations in the lawsuit and investigation relate to events that occurred prior to the May 27, 1998, Merger Agreement among the company,

Ispat International N.V., Inland Merger Sub, Inc. and Inland Steel Industries,

Inc. (the predecessor company to Ryerson Tull, Inc.)  The company and Ispat

International N.V. intend to seek indemnification from Ryerson Tull, Inc.,

under the Merger Agreement and on other grounds, for Ispat Inland's portion of the settlement amount and for all other expenses and damages they have incurred in connection with this matter.




                                    X X X


FOR FURTHER INFORMATION:

David C. Allen
(219) 399-5430